UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2001

BOWATER INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8712 (Commission File Number)	62-0721803 (IRS Employer Identification No.)

55 East Camperdown Way
P.O. Box 1028
Greenville, South Carolina 29602
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (864) 271-7733

(Former name or former address, if changed since last report): Not applicable.

Item 2. Acquisition or Disposition of Assets.

     Bowater Incorporated originally filed this Current Report to disclose the closing of the transaction by which Bowater, through Bowater Canadian Holdings Incorporated and Bowater Canada Inc., acquired 100% of the outstanding common shares of Alliance Forest Products Inc. This Amendment No. 1 is being filed to disclose unaudited pro forma condensed combined financial statements of Bowater that give effect to the acquisition. The financial statements are attached to this Amendment No. 1 as Exhibit 99.3 and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a)-(b) The following documents are filed as part of this report:

2. Unaudited Pro Forma Condensed Combined Financial Statements.

     (c)  Exhibits:

Exhibit No.	Description

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Bowater for the year ended December 31, 2000, and as of and for the six-month period ended June 30, 2001

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BOWATER INCORPORATED (Registrant)

Date: October 26, 2001	By:	/s/ David G. Maffucci Name: David G. Maffucci Title: Senior Vice President and Chief Financial Officer

Exhibit Index

     The following exhibits are filed as part of this report.

Exhibit No.	Description

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Bowater for the year ended December 31, 2000, and as of and for the six-month period ended June 30, 2001